UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2025

PACS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42011	92-3144268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
262 N. University Ave.
Farmington, Utah 84025
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 447-9829

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PACS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously disclosed, on August 13, 2025, PACS Group, Inc. (the “Company”), PACS Holdings, LLC (the “Borrower”), Truist Bank, as administrative agent (in such capacity, the “Administrative Agent”), and the lenders (the “Lenders”) party thereto entered into that certain Forbearance Agreement and Fifth Amendment to Credit Agreement (the “Agreement”). Pursuant to the Agreement, the Administrative Agent and Lenders agreed to temporarily forbear from exercising the rights and remedies available to them under the Credit Agreement until October 31, 2025, subject to extension by the Administrative Agent in its sole discretion through November 30, 2025. On October 30, 2025, the Administrative Agent extended the forbearance period through November 30, 2025. In addition, the landlords under the Company’s Third Consolidated Master Lease, dated June 30, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Omega Master Lease”) also have agreed to forbear from enforcing their rights under that lease through November 30, 2025.
Additionally, in recognition of our previously-disclosed November 19, 2025 deadline with the New York Stock Exchange, the Company will continue to work diligently to become current in its SEC reporting obligations in order to regain compliance with Section 802.01E of the NYSE Listed Company Manual, Annual and Quarterly Report Timely Filing Criteria.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” The forward-looking statements in this Current Report are based on management’s current expectations, assumptions and beliefs. These statements include, but are not limited to, statements regarding the Company’s work to become current in its SEC reporting obligations. Forward-looking statements are not guarantees of future results and are subject to important risks, uncertainties and assumptions, which may change over time and many of which are beyond the Company’s control, that could cause the Company’s actual results to materially and adversely differ from those expressed or implied in any forward-looking statement, including without limitation: the restatement process and return to current reporting may not be completed on the anticipated timeline; risks relating to the ongoing Audit Committee investigation; the risk of a delisting determination by the New York Stock Exchange; and the other risks described in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACS GROUP, INC.

Date: November 6, 2025	By:	/s/ Jason Murray
Jason Murray
Chief Executive Officer